This document is an electronic confirming copy of the Current
  Report on Form 8-K filed by Stepan Company on November 18, 1994

                SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549



                             FORM 8-K

                          CURRENT REPORT


                Pursuant to Section 13 or 15(d) of
                The Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported):
                         November 11, 1994



                         Stepan Company
      (Exact name of registrant as specified in its charter)


       Delaware                1-4462             36-1823834
State or other juris-        (Commission        (IRS Employer
diction of incorporation      File No.)      Identification No.)


  22 West Frontage Road, Northfield, Illinois            60093
   (Address of principal executive offices )          (Zip Code)



Registrant's telephone number, including area code:  (708) 446-7500




                          Not Applicable
    (Former name or former address, if changed since last report)





                            Page 1 of 25.
                      Exhibit Index at Page 5.


Item 5. Other Events.

     Increase in Dividend.

     On November 11, 1994, the Board of Directors of the Company declared a 4.8 percent increase in the Company's quarterly cash dividend on its common stock to twenty two ($0.22) cents per share. The new quarterly dividend is payable on December 15, 1994, to stockholders of record on December 1, 1994. The increase brings the annual dividend rate to eighty eight ($0.88) cents per share.

     Stock Split.

     On November 11, 1994, the Board of Directors of the Company also declared a two-for-one (2-for-1) stock split on its common stock in the form of a 100 percent stock dividend, payable December 15, 1994, to stockholders of record on December 1, 1994. Concurrent with payment of the 100 percent stock dividend, the adjusted quarterly cash dividend rate on the common stock will be $0.11 per share, or $0.44 per share annually.

     Amended and Restated By-laws.

     On November 11, 1994, the Board of Directors of the Company also amended and restated the By-laws of the Company. The amendments, among other things, (i) increase the percentage of the voting power of the outstanding shares of capital stock of the Company necessary for stockholders to call a special stockholders' meeting from one-fifth to one-third and (ii) provide that a stockholder desiring to submit a proposal for consideration at an annual or special stockholders' meeting, or to nominate directors, must give written notice of such proposal or nomination to the Secretary of the Company, with respect to an annual meeting, at least 90 days prior to the anniversary date of the immediately preceding annual meeting and, with respect to a special meeting, at least 10 days after notice of such meeting is first given to stockholders. Such written notices to the Company must contain certain information with respect to the stockholder and his proposal and/or nominee(s) as more fully described in the Amended and Restated By-laws.

Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits.

Exhibit No.                            Exhibit

     3(b) Amended and Restated By-Laws of Stepan Company (as adopted November 11, 1994).

                             SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: November 17, 1994           STEPAN COMPANY


                                  By:  /s/ Jeffrey W. Bartlett
                                     Name:  Jeffrey W. Bartlett
                                     Title:  Vice President and
                                             General Counsel



                            EXHIBIT INDEX


Exhibit No.                        Exhibit                  Page

     3(b)          Amended and Restated By-Laws of Stepan     6
                   Company (as adopted November 11, 1994).



                                                    EXHIBIT 3(b)
                                         ADOPTED NOVEMBER 11, 1994

                   AMENDED AND RESTATED BY-LAWS
                          STEPAN COMPANY
                      A DELAWARE CORPORATION

                             ARTICLE I

                              OFFICES

                   The registered office of the Corporation in the State of Delaware shall be in the City of Wilmington, County of New Castle, and the name of the resident agent in charge thereof shall be The Corporation Trust Company. The Corporation may have such other offices, either within or without the State of Delaware, as the business of the Corporation may require from time to time.

                            ARTICLE II

                           STOCKHOLDERS

                   SECTION 1. Annual Meeting. The annual meeting of the stockholders for each year shall be held on such date and at such time as the Board of Directors shall determine from time to time. At such meeting the stockholders entitled to vote shall elect Directors, and transact such other business as may properly be brought before the meeting. If the election of Directors shall not be held on the day designated herein for any annual meeting, or at any adjournment thereof, the Board of Directors shall cause the election to be held at a special meeting of the stockholders as soon thereafter as conveniently may be.

                   SECTION 2. Special Meetings. Special meetings of the stockholders may be called by the Chairman of the Board of Directors, by the Board of Directors, or by the holders of shares of capital stock representing not less than one-third of the voting power of all the outstanding shares of capital stock of the Corporation.

                   SECTION 3. Place of Meeting. Meetings of the stockholders for the election of Directors and for all other purposes shall be held at the Corporation's Administrative Building in Northfield, Illinois or at such other place within or without the State of Illinois, as the Board of Directors shall designate.

                   SECTION 4. Advance Notification of Proposals at Stockholders' Meetings. If a stockholder desires to submit a proposal for consideration at an annual or special stockholders' meeting, or to nominate persons for election as directors at any stockholders' meeting duly called for the election of directors, written notice of such stockholder's intent to make such a proposal or nomination must be given and received by the Secretary of the Corporation at the principal executive offices of the Corporation either by personal delivery or by United States mail not later than (i) with respect to an annual meeting of stockholders, 90 days prior to the anniversary date of the immediately preceding annual meeting, and (ii) with respect to a special meeting of stockholders, the close of business on the tenth day following the date on which notice of such meeting is first given to stockholders. Each notice shall describe the proposal or nomination in sufficient detail for the proposal or nomination to be summarized on the agenda for the meeting and shall set forth (i) the name and address, as it appears on the books of the Corporation, of the stockholder who intends to make the proposal or nomination; (ii) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present such proposal or nomination; and (iii) the class and number of shares of the Corporation which are beneficially owned by the stockholder. In addition, in the case of a stockholder proposal, the notice shall set forth the reasons for conducting such proposed business at the meeting and any material interest of the stockholder in such business. In the case of a nomination of any person for election as a director, the notice shall set forth: (i) the name and address of any person to be nominated; (ii) a description of all arrangements or under-standings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stock-holder; (iii) such other information regarding such nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; and (iv) the consent of each nominee to serve as a director of the Corporation if so elected. The presiding officer of the annual or special meeting shall, if the facts warrant, refuse to acknowledge a proposal or nomination not made in compliance with the foregoing procedure, and any such proposal or nomination not properly brought before the meeting shall not be transacted. Nothing contained in this Section shall be deemed to decrease any time period set forth in the Securities Exchange Act of 1934, as amended, or any rule or regulation of the Securities and Exchange Commission thereunder.

                   SECTION 5. Notice of Stockholders' Meetings. Written or printed notice stating the place, day and hour of the meeting, and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting, or, in case of a merger or consolidation, not less than twenty (20) nor more than sixty (60) days before the date of the meeting, either personally or by mail, by or at the direction of the Chairman of the Board, the President, the Secretary, or the persons calling the meeting, to each stockholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail and addressed to the stockholder at his address as it appears on the records of the Corporation, with postage thereon prepaid.

                   SECTION 6.  Closing of Transfer Books and
Fixing Record Date. The Board of Directors or the Executive Committee shall have power to close the stock transfer books of the Corporation for a period which shall not be more than sixty
(60) nor less than ten (10) days preceding the date of any meeting of stockholders, or the date for payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect, or a date in connection with obtaining the consent of stockholders for any purpose, or a date for the purpose of any other lawful action. In lieu of closing the stock transfer books as aforesaid, the Board of Directors or Executive Committee may fix in advance a date, which shall not be more than sixty (60) nor less than ten
(10) days preceding the date of any meeting of stockholders, or the date for the payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect, or a date in connection with obtaining the consent of stockholders for any purpose, or a date for the purpose of any other lawful action, as a record date for the determination of stockholders entitled to notice of, and to vote at, any such meeting and any adjournment thereof, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of capital stock, or to give such consent, or to take such lawful action, and in such case such stockholders, and only such stockholders, as shall be stockholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting and any adjournment thereof, or to receive payment of such dividend, or to receive such allotment of rights, or to exercise such rights, or to give such consent, or to take such lawful action, as the case may be, notwithstanding any transfer of any stock on the books of the Corporation after any such record date fixed as aforesaid.

                   SECTION 7. Voting Lists. The office or agent having charge of the stock ledgers of the Corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at said meeting of stockholders, arranged by class and series of capital stock in alphabetical order within each series or class, and showing the address of each stockholder and the number of shares of such series or class registered in the name of each stockholder. Such list shall be open to the examination of any stockholder for any purpose germane to the meeting during ordinary business hours, for a period of at least ten (10) days prior to the meeting of stockholders, either at a place within the city, town or village where the meeting of stockholders is to be held, and which place shall be specified in the notice of the meeting, or, if not so specified, at the place where said meeting is to be held, and the list shall also be produced and kept at the time and place of the meeting of stockholders during the whole time thereof, and may be inspected by any stockholder who is present thereat. The original or duplicate share ledger or transfer book shall be the only evidence as to who are the stockholders entitled to examine such list or share ledgers or transfer books or to vote at any meeting of stockholders.

                   SECTION 8.  Quorum and Voting.  Holders of
shares representing a majority of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote at said meeting represented in person or by proxy, shall constitute a quorum at any meeting of stockholders, except as otherwise provided by law, the Certificate of Incorporation, or these by-laws. If a quorum is present, (1) in all matters other than the election of directors, the affirmative vote of holders of shares having a majority of the voting power of the shares of capital stock present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders, unless the vote of a greater number is required by statute or by the Certificate of Incorporation, and
(2) directors shall be elected by a plurality of the voting power of the shares of capital stock present in person or represented by proxy at the meeting and entitled to vote on the election of directors. If shares representing less than a majority of the voting power of the outstanding shares of capital stock of the Corporation are represented at a meeting of stockholders, shares with a majority of the voting power of the shares so represented may adjourn the meeting from time to time without further notice.

                   SECTION 9. Voting of Shares. At each meeting of the stockholders, each holder of capital stock, which shall, at the time, possess voting powers, shall be entitled to vote, in person or by proxy, and shall have the number of votes provided by the Certificate of Incorporation, any applicable Certificate of Designation or as otherwise required by law for each such share of capital stock registered in his name on the date the stock transfer books were closed preceding such meeting for the purpose of determining stockholders entitled to vote at said meeting, or on the record date fixed for the purpose of determining stockholders entitled to vote at such meeting or, in the event that the stock transfer books shall not be so closed or a record date so fixed, on the date next preceding the date notice of such meeting was given; provided, however, that, except where the stock transfer books shall have been so closed, or a record date shall have been so fixed, no share of stock shall be voted on at any election for Directors, which shall have been transferred on the books of the Corporation within twenty days next preceding such election of Directors, and no proxy shall be voted or acted upon after three years from its date unless such proxy provides for a longer period. The vote for Directors and, upon the demand of any stockholder entitled to vote, the vote upon any question before any stockholders' meeting, shall be by ballot.

                   SECTION 10.  Voting of Shares of Certain
Holders. Shares standing in the name of another corporation, domestic or foreign, may be voted by such officer, agent, or proxy as the by-laws of such corporation may prescribe, or, in the absence of such provision, as the Board of Directors of such corporation may determine.

                   Shares standing in the name of a deceased person may be voted by his administrator or executor, either in person or by proxy. Shares standing in the name of a guardian, conservator, or trustee may be voted by such fiduciary, either in person or by proxy.

                   A stockholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.

                            ARTICLE III

                             DIRECTORS

                   SECTION 1.  General Powers.  The property,
business and affairs of the Corporation shall be managed by its Board of Directors.

                   SECTION 2. Number and Tenure. The number of Directors shall be six but the number of Directors may, from time to time, be altered by amendment of these by-laws. The Directors shall serve staggered three year terms. The Directors shall be classified in respect to the time for which they shall severally hold office, into three classes, each class to consist of one-third (1/3) in number of the Directors as near as may be. At each annual election, the successors to the class of Directors whose term expires in that year shall be elected for the term of three years. The Directors shall be elected by the stockholders at the stockholders' annual meeting, except as provided in Section 5 of this Article III, and each Director elected shall hold office until his successor is duly elected and qualified.

                   SECTION 3.  Place of Meetings; Records.  The
Directors may hold their meeting and have one or more offices and keep the books of the Corporation (except the original or duplicate stock ledger) outside the State of Delaware at such place or places as they may from time to time determine.

                   SECTION 4. General Powers. In addition to the powers and duties by these by-laws expressly conferred upon them, the Board of Directors may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute, or by the Certificate of Incorporation, or by these by-laws directed or required to be exercised or done by the stockholders.

                   SECTION 5.  Vacancies.  Except as otherwise
provided by law, a vacancy in the office of any Director, because of death, resignation, or otherwise, and newly created directorships resulting from any increase in the authorized number of Directors, may be filled by the vote of a majority of the remaining Directors, though less than a quorum, and the Directors so chosen shall hold office until the next annual meeting of the stockholders and until their successors shall be duly elected and qualified.

                   SECTION 6. Regular Meetings. A regular annual meeting of the Board of Directors shall be held as close in time after the annual meeting of stockholders as is convenient. In addition, the Board of Directors shall hold at least three other regular meetings in each year. Notice of all regular meetings shall be given as provided in Section 8 of this Article and such meetings shall be held at such place, either within or without the State of Delaware, as may be designated in such notice. All regular meetings shall be called by or at the request of the Chairman or the President.

                   SECTION 7. Special Meetings. Special meetings of the Board of Directors may be called by or at the request of the Chairman, the President, or any two Directors. The person or persons authorized to call special meetings of the Board of Directors may fix any place, either within or without the State of Delaware, as the place for holding any special meeting of the Board of Directors called by them.

                   SECTION 8.  Notice.  Notice of any regular
meeting shall be given at least three days previously thereto and notice of any special meeting shall be given at least ten days previously thereto. Such notice shall be in writing and shall be given personally or mailed or telegraphed or telexed to each Director at his business address or at such other address as he shall specify to the Secretary. If mailed, such notice shall be deemed to be given when deposited in the United States mail in a sealed envelope so addressed, with postage thereon prepaid. If notice be given by telegram, such notice shall be deemed to be given when the telegram is delivered to the telegraph company. If notice be given by telex, such notice shall be deemed to be given when transmitted. Any Director may waive notice of any meeting. The attendance of a Director at any meeting shall constitute a waiver of notice of such meeting, except where a Director attends a meeting for the express purpose of objecting, at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

                   SECTION 9. Quorum. A majority of the Board of Directors shall constitute a quorum for the transaction of business at any meeting of the Board of Directors (provided, however, that if the Board of Directors shall have fewer than three (3) members, a quorum shall consist of two (2) of such members), provided that, if less than a quorum of the Directors are present at said meeting, a majority of the Directors present may adjourn the meeting from time to time without further notice.

                   SECTION 10.  Manner of Acting.  Except where
otherwise provided in these by-laws, the act of the majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

                   SECTION 11. Compensation. Directors regularly in the employ of the Corporation shall not receive compensation for their services as Directors or as members of any committee of the Board of Directors on which they serve. Directors not regularly in the employ of the Corporation shall be paid reasonable compensation for services as directors and as members of any committee of the Board of Directors on which such Directors serve, which shall be fixed by resolution of the Board of Directors. Directors shall be reimbursed for reasonable expenses incurred in attending meetings of the Board of Directors and meetings of committees appointed by the Board of Directors. Nothing herein contained shall be construed to preclude any Director from serving the Corporation in any other capacity and receiving compensation therefor.

                            ARTICLE IV

                            COMMITTEES

                   SECTION 1.  Executive Committee.  (a)  The
Board of Directors of the Corporation at any regular or special meeting called for such purpose may (in its discretion), by resolution adopted by a majority of the whole Board, designate three (3) or more Directors, two of whom shall be the Chairman of the Board and the President of the Corporation, to constitute an Executive Committee. Vacancies in the Executive Committee may be filled by the Board of Directors. Each member of the Executive Committee shall hold office until his successor shall have been duly elected, or until his death, or until he shall resign or shall have been removed from the Executive Committee by the Board, or shall cease to be a Director. Any member of the Executive Committee may be removed by resolution adopted by a majority of the whole Board of Directors whenever in its judgment the best interests of the Corporation would be served thereby. The compensation, if any, of members of the Executive Committee shall be established by resolution of the Board of Directors.

                                                            (b)
The Executive Committee shall have and may exercise all of the authority of the Board of Directors in the management of the Corporation, provided such committee shall not have the authority of the Board of Directors in reference to amending the Certificate of Incorporation, adopting a plan of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the property and assets of the Corporation, recommending to the stockholders a dissolution of the Corporation or a revocation thereof or amending the by-laws of the Corporation. The Executive Committee shall have the power to authorize the seal of the Corporation to be affixed to all papers which may require it. The Secretary of the Corporation shall act as Secretary to the Executive Committee and keep full and complete minutes of its meetings. Minutes of all meetings of the Executive Committee shall be transmitted to the Directors of the Corporation as soon as possible after such meetings but in no event later than the meeting of the Board following the meeting of the Executive Committee. The minute books of the Executive Committee shall at all times be open to the inspection of any Director.

                                                            (c)
The Executive Committee shall meet at the call of the President, or of any two members of the Executive Committee. A majority of the members of the Executive Committee shall constitute a quorum for the transaction of business (provided, however, that if the Executive Committee shall have fewer than three (3) members, a quorum shall consist of two (2) of such members) and the act of a majority of those present shall constitute the act of the Committee.

                   SECTION 2. Audit Committee. (a) The Board of Directors of the Corporation at any regular or special meeting shall, by resolution adopted by a majority of the whole Board, designate three or more independent directors to constitute an Audit Committee and appoint one of the directors so designated as the chairman of the Audit Committee. Membership on the Audit Committee shall be restricted to those Directors who are independent of the management of the Corporation and are free from any relationship that, in the opinion of the Corporation's Board of Directors, would interfere with the exercise of the independent judgment as a member of the committee. Vacancies in the committee may be filled by the Board of Directors. Each member of the committee shall hold office until his successor shall have been duly elected, or until his death, or until he shall resign or shall have been removed from the Audit Committee by the Board, or shall cease to be a Director. Any member of the Audit Committee may be removed from the committee by resolution adopted by a majority of the whole Board of Directors whenever in its judgment
(1) such person is no longer an independent Director or free from any relationship with the Corporation or any of its officers prohibited by this section, or (2) the best interests of the Corporation would be served thereby. The compensation, if any, of members of the committee shall be established by resolution of the Board of Directors.

                                                            (b)
The Audit Committee shall be responsible for recommending to the Board of Directors the appointment or discharge of independent auditors; reviewing with management and the independent auditors the terms of engagement of independent auditors, including the fees, scope and timing of the audit and any other services rendered by such independent auditors; reviewing with independent auditors and management the Corporation's policies and procedures with respect to internal auditing, accounting and financial controls, and dissemination of financial information; reviewing with management, the independent auditors and the internal auditors, the Corporation's financial statements, audit results and reports and the recommendations made by the auditors with respect to changes in accounting procedures and internal controls; reviewing the results of studies of the Corporation's system of internal accounting controls; and performing any other duties or functions deemed appropriate by the Board of Directors. The committee shall have such powers and rights as may be necessary or desirable to fulfill these responsibilities including, the power and right to consult with legal counsel and to rely upon the opinion of such legal counsel. The Audit Committee is authorized to communicate directly with the Corporation's financial officers and employees, internal auditors and independent auditors on such matters as it deems desirable and to have the internal auditors and independent auditors perform such additional procedures as it deems appropriate. The Audit Committee shall periodically report to the Board of Directors on its activities.

                                                            (c)
Minutes of all meetings of the Audit Committee shall be submitted to the Board of Directors of the Corporation. The minute book of the committee shall at all times be open to the inspection of any Director.

                                                            (d)
The Audit Committee shall meet at the call of its chairman or any two members of the committee. A majority of the members of the Audit Committee shall constitute a quorum for the transaction of business (provided, however, that if the Audit Committee shall have fewer than three (3) members, a quorum shall consist of two
(2) of such members) and the act of a majority of those present shall constitute the act of the committee.

                   SECTION 3. Compensation Committee. (a) The Board of Directors of the Corporation at any regular or special meeting shall, by resolution adopted by a majority of the whole Board, designate three or more Directors to constitute a Compensation Committee and appoint one of the Directors so designated as the chairman of the Compensation Committee. Membership on the Compensation Committee shall be restricted to disinterested persons which for this purpose shall mean any Director, who, during the time he is a member of the Compensation Committee is not eligible, and has not at any time within one year prior thereto been eligible, for selection to participate in any of the compensation plans administered by the Compensation Committee. Vacancies in the committee may be filled at any meeting of the Board of Directors. Each member of the committee shall hold office until his successor shall have been duly elected, or until his death or resignation, or until he shall have been removed from the committee by the Board of Directors, or until he shall cease to be a Director or a disinterested person. Any member of the Compensation Committee may be removed by resolution adopted by a majority of the whole Board of Directors whenever in its judgment the best interests of the Corporation would be served thereby. The Compensation Committee shall meet at the call of its chairman or any two members of the committee. A majority of the members of the Compensation Committee shall constitute a quorum (provided, however, that if the Compensation Committee shall have fewer than three (3) members, a quorum shall consist of two (2) of such members) and an act of the majority of those present shall constitute the act of the Compensation Committee. The compensation, if any, of members of the committee shall be established by resolution of the Board of Directors.

                                                            (b)
The Compensation Committee shall administer the Corporation's stock option and incentive compensation plans and all other plans which by their terms provide for administration by the Compensation Committee. The Compensation Committee shall have the power and authority vested in it by any plan of the Corporation which the committee administers. The Compensation Committee shall from time to time recommend to the Board of Directors the compensation of the officers of the Corporation. The Compensation Committee shall also make recommendations to the Board of Directors with regard to the compensation of members of the Board of Directors and its committees except the Compensation Committee.

                   SECTION 4.  Nominating Committee.  (a)  The
Board of Directors of the Corporation at any regular or special meeting may, by resolution adopted by a majority of the whole Board, designate three or more directors to constitute a Nominating Committee and appoint one of the Directors so designated as the chairman of the Nominating Committee. The majority of the members of the Nominating Committee shall be persons who are not, during the time they are members of the Nominating Committee, either officers or employees of the Corporation. Vacancies in the committee may be filled by the Board of Directors. Each member of the committee shall hold office until his successor shall have been duly elected, or until his death or resignation, or until he shall have been removed from the committee by the Board of Directors, or until he shall cease to be a Director. Any member of the Nominating Committee may be removed by resolution of the whole Board of Directors whenever in its judgment the best interests of the Corporation would be served thereby. The Nominating Committee shall meet at the call of its chairman or any two members of the committee. A majority of the members of the Nominating Committee shall constitute a quorum (provided, however, that if the Nominating Committee shall have fewer than three (3) members, a quorum shall consist of two (2) of such members) and an act of the majority of those present shall constitute the act of the Nominating Committee. The compensation, if any, of members of the committee shall be established by resolution of the Board of Directors.

                                                            (b)
Before the annual meeting of the stockholders of the Corporation, and before any special meeting of stockholders at which Directors are to be elected, the Nominating Committee shall recommend to the Board of Directors the names of individuals for submission to the stockholders in the Corporation's proxy material as the Board's nominees for election as Directors of the Corporation for which the Board is soliciting proxies. From time to time, the Nominating Committee shall make recommendations to the Board of nominees to fill vacancies on the Board of Directors as they occur. The Nominating Committee shall also, from time to time, consider and make recommendations to the Board with regard to increases or decreases in the size of the Board.

                                                            (c)
Nothing in this by-law is intended to prevent any individual Director from making a recommendation of a person to be a Director of the Corporation either to the Nominating Committee or to the Board.

                   SECTION 5. Additional Committees. The Board of Directors may, by resolution adopted by a majority of the whole Board, from time to time create and appoint such committees in addition to the Executive, Audit, Compensation and Nominating Committees as it deems desirable. Each additional committee shall bear such designation, shall have such powers, and shall perform such duties, not inconsistent with these by-laws or with law, as may be assigned to it by the Board of Directors; provided that no such additional committee may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation except such as shall be expressly delegated to it.
The Board of Directors shall have the power to change the members of any such additional committee at any time, to fill vacancies, and to discharge any such additional committee at any time. The compensation, if any, of members of any such committee shall be established by resolution of the Board of Directors. A majority of the members of any such committee shall constitute a quorum for the transaction of business (provided, however, that if such committee shall have fewer than three (3) members, a quorum shall consist of two (2) of such members) and the act of a majority of those present shall constitute the act of such committee.

                             ARTICLE V

                             OFFICERS

                   SECTION 1.  Number.  The officers of the
Corporation shall be a Chairman of the Board, President, one or more Vice-Presidents (the number thereof to be determined by the Board of Directors), a Treasurer, a Secretary, a Controller, and such Assistant Treasurers, Assistant Secretaries, and other officers as shall be elected or appointed by the Board of Directors. More than one office may be held by the same individual.

                   SECTION 2. Election and Term of Office. The officers of the Corporation shall be elected annually by the Board of Directors at the first meeting of the Board of Directors held after each annual meeting of stockholders. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as conveniently may be. Each officer shall hold office until his successor shall have been duly elected and shall have qualified or until his death or until he shall resign or shall have been removed in the manner hereinafter provided.

                   SECTION 3.  Removal.  Any officer or agent
elected or appointed by the Board of Directors may be removed by the Board of Directors whenever in its judgment the best interests of the Corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not of itself create contract rights.

                   SECTION 4. Vacancies. A vacancy in any office because of death, resignation, removal, disqualification or otherwise, may be filled by the Board of Directors for the unexpired portion of the term, and new offices may be created and filled by the Board of Directors.

                   SECTION 5.  Chairman of the Board.  The
Chairman of the Board of Directors shall be the chief executive officer of the corporation. He shall, subject to the provisions of these by-laws and to the direction of the Board of Directors, have general supervision and control over the business affairs and properties of the corporation and of the activities of its several officers. He may delegate to any officer, agent or employee of the corporation such of his duties and authority as in his judgment is in the best interests of the corporation or is necessary for the conduct of its affairs. The Chairman of the Board shall preside at all meetings of the stockholders and of the Board of Directors, and shall see that all orders and resolutions adopted by such bodies are carried into effect.

                   SECTION 6. President. The President shall be the chief operating officer of the corporation and, subject to the direction of the Board of Directors and of the Chairman of the Board of Directors, shall have general charge of all operating divisions and subsidiaries of the corporation and of such related staff functions as the Chairman of the Board shall designate from time to time. In the absence or disability of the Chairman of the Board, the President shall preside at all meetings of the stockholders and of the Board of Directors.

                   SECTION 7.  The Chairman of the Board of
Directors and the President shall each be empowered to sign, with the Secretary or any other proper officer of the corporation thereunto authorized by the Board of Directors, certificates for shares of stock of the corporation and they each shall have general power to execute deeds, mortgages, bonds, contracts and other instruments, except in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors or by these by-laws to some other officer or agent of the Corporation.

                   SECTION 8.  The Vice Presidents.  The Vice
Presidents shall have such duties and powers as shall be designated from time to time by the Board of Directors or by the Chairman of the Board of Directors. They may be given additional title designations descriptive of their general duties. In the absence of the President, or in the event of his inability or his refusal to act, the Board of Directors shall assign to any Vice President the duty of acting for the President, and such Vice President shall have all the powers of the President and be subject to all the restrictions upon the President. Any Vice President may sign, with the Secretary or an Assistant Secretary, certificates for shares of the Corporation.

                   SECTION 9.  The Treasurer.  The Treasurer,
together with such other officers of the Corporation as may be designated by the Board of Directors, shall deposit all moneys and other valuable effects of the Corporation in the name and to the credit of the Corporation in such depositaries as may be designated by the Board of Directors, and shall disburse funds of the Corporation, taking proper vouchers for such disbursements.
In general, the Treasurer shall perform the duties usually incident to the office of treasurer, and such other duties as may from time to time be assigned to him by the Board of Directors, the Chairman of the Board, the President, or by such Vice President as shall be designated as the chief financial officer of the Corporation.

                   SECTION 10.  The Secretary.  The Secretary
shall: (a) keep the minutes of all meetings of the stockholders, the Board of Directors, and the Executive Committee in one or more books provided for that purpose, and shall perform like duties for other committees of the Board when requested by such committees;
(b) see that all notices are duly given in accordance with the provisions of these by-laws or as required by law; (c) be custodian of the corporate records and of the seal of the Corporation and see that the seal of the Corporation is affixed to all certificates for shares prior to the issue thereof and to all documents, the execution of which on behalf of the Corporation under its seal is duly authorized in accordance with the provisions of these by-laws; (d) keep a register of the post office address of each stockholder; (e) sign with the Chairman of the Board of Directors, the President, or a Vice President, certificates for shares of the Corporation, the issue of which shall have been authorized by resolution of the Board of Directors; (f) have general charge of the stock transfer books of the Corporation; and (g) in general, perform all duties incident to the office of secretary and such other duties as from time to time may be assigned to him by the Board of Directors, the Chairman of the Board, or by the President.

                   SECTION 11.  The Controller.  The Controller
shall maintain adequate records of all assets, liabilities and other financial transactions of the Corporation and, in general, shall perform all duties incident to the office of Controller and such other duties as from time to time may be assigned to him by the Board of Directors, the Chairman of the Board, the President, or the Vice President-Finance.

                   SECTION 12. Assistant Treasurers and Assistant Secretaries. The Assistant Secretaries as thereunto authorized by the Board of Directors may sign with the Chairman of the Board of Directors, the President or a Vice President certificates for shares of the Corporation, the issue of which shall have been authorized by a resolution of the Board of Directors. The Assistant Treasurers and Assistant Secretaries, in general, shall perform such duties as shall be assigned to them by the Vice President-Finance, the Treasurer, or the Secretary, respectively.

                   SECTION 13.  Salaries.  The salaries of the
officers shall be fixed from time to time by the Board of Directors.

                            ARTICLE VI

               CONTRACTS, LOANS, CHECK AND DEPOSITS

                   SECTION 1. Contracts. The Board of Directors may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances. However, each of
the           Chairman of the Board, President, and any Senior
Vice President of the Corporation, and any of them, are specifically empowered to execute the following documents or instruments in the ordinary course of business by and on behalf of the Corporation.

                                                            (a)
                   Powers of attorney appointing persons, firms or corporations as attorney-in-fact of the Corporation, which powers of attorney may be necessary or appropriate in connection with the import or export of goods by or for the Corporation.

                                                            (b)
                   Deeds or other instruments or conveyance conveying real property or interests therein to or from the Corporation if such real property or interests therein have a value or purchase price not in excess of $500,000.

                                                            (c)
                   Leases pursuant to which the Corporation leases, as lessor or lessee, property (real, personal or mixed) if such leases call for the payment by or to the Corporation of rental in the amount of not more than $100,000 per year.

                                                            (d)
                   Any and all other written agreements, documents or instruments deemed necessary or appropriate to the conduct of the business of the Corporation in the ordinary course, and within the ordinary or customary duties of the Vice President executing the same.

                   SECTION 2.  Loans.  No loans shall be
contracted on behalf of the Corporation and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the Board of Directors. Such authority may be general or confined to specific instances. However, each of the Chairman of the Board, the President, the Vice President-Finance, and the Treasurer of the Corporation, and any of them, is authorized to borrow funds in the ordinary course of business and to execute the necessary related documents or instruments by and on behalf of the Corporation:

                       (a)  up to the maximum amount provided in
                   any agreement previously approved by the Board of Directors;

                       (b)  or up to a maximum of $500,000 on open
                   account, under a line of credit, or under an agreement not previously authorized by the Board of Directors.

                   SECTION 3. Checks, Drafts, etc. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation, shall be signed by such officer or officers, agent or agents of the Corporation and in such manner as shall from time to time be determined by resolution of the Board of Directors.

                   SECTION 4.  Deposits.  All funds of the
Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositaries as the Board of Directors may select.

                            ARTICLE VII

            CERTIFICATES FOR SHARES AND THEIR TRANSFER

                   SECTION 1. Certificates representing shares of stock of the Corporation shall be in such form as may be determined from time to time by the Board of Directors or by the Executive Committee. Every holder of stock in the Corporation shall be entitled to have a certificate signed by, or in the name of the Corporation by, the Chairman of the Board of Directors, the President, or a Vice-President and the Secretary or an Assistant Secretary of the Corporation, certifying the number of shares owned by him in the Corporation. If the Corporation shall be authorized to issue more than one class of stock or more than one series of any class, designations, preferences and relative, participating, optional and other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions on such preferences and rights shall be set forth in full or summarized on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock; provided, however, that, to the full extent allowed by law, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock, a statement that the Corporation will furnish without charge to each stockholder who so requests the designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and rights. If such certificate is countersigned (1) by a transfer agent other than the Corporation or its employee or (2) by a registrar other than the Corporation or its employee, any other signature on the certificate may be a facsimile. In case any person who has signed or whose facsimile signature has been placed upon any such certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue. All certificates for shares in the Corporation of the same class and series shall be consecutively numbered. The name of the person owning the shares of stock represented thereby with the number of shares and date of issue shall be entered on the books of the Corporation. All certificates surrendered to the Corporation for transfer shall be cancelled and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and cancelled, except that in the case of a lost, destroyed or mutilated certificate, a new one may be issued therefore upon such terms and indemnity to the Corporation as the Board of Directors may prescribe.

                   SECTION 2. Transfers of shares of stock of the Corporation shall be made on the books of the Corporation only by the person named in the certificates evidencing such shares of stock or his successor or assignee, or by such person's attorney lawfully constituted in writing, and upon surrender of such certificates and delivery to the Corporation of proper evidence of succession, assignment or other authority, to transfer.

                   SECTION 3. The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to, or interest in, such share or shares on the part of any other person, whether or not the Corporation shall have express or other notice thereof, save as expressly provided by the laws of the State of Delaware.

                   SECTION 4.  The Board of Directors or the
Executive Committee may from time to time appoint a Transfer Agent and Registrar in one or more cities, may require all certificates evidencing shares of stock of the Corporation to bear the signatures of a Transfer Agent or Registrar, and may provide that such certificates shall be transferable in more than one city.

                   SECTION 5.  The Board of Directors may
authorize the Transfer Agent and Registrars of the Corporation to issue and register, respectively, new certificates in place of any certificates alleged to have been lost, stolen or destroyed, and in its discretion and as a condition precedent to the issuance thereof, may prescribe such terms and conditions as it deems expedient, and may require such indemnities as it deems necessary to protect the Corporation and said Transfer Agents and Registrars.

                           ARTICLE VIII

                            FISCAL YEAR

                   The fiscal year of the Corporation shall begin on the first day of January and end on the thirty-first day of December in each year.

                            ARTICLE IX

                             DIVIDENDS

                   Dividends on the capital stock of the
Corporation may be declared by the Board of Directors at any meeting, regular or special, pursuant to law and to the provisions of the Corporation's certificate of incorporation.

                             ARTICLE X

             INDEMNIFICATION OF OFFICERS AND DIRECTORS

                   SECTION 1. The Corporation shall indemnify, in accordance with and to the full extent now or hereafter permitted by law, any person who was a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including, without limitation, an action by or in the right of the Corporation), by reason of his acting as a director or officer of the Corporation (and the Corporation, in the discretion of the Board of Directors, may so indemnify a person by reason of the fact that he is or was an employee of the Corporation or is and was serving at the request of the Corporation in any other capacity for or on behalf of the Corporation) against any liability or expense actually and reasonably incurred by such person in respect thereof. Such indemnification is not exclusive of any other right to indemnification provided by law or otherwise. The right to indemnification conferred by this Section shall be deemed to be a contract between the Corporation and each person referred to herein.

                   SECTION 2.  The indemnification provided by
this Article shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any by-law, agreement, vote of stockholders or disinterested Directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a Director, officer, employee or agent and shall insure to the benefit of the heirs, executors and administrators of such person.

                   SECTION 3.  The Corporation may purchase and
maintain insurance on behalf of any person who is or was a Director, officer, employee or agent of the corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not he would be entitled to indemnity against such liability under the provisions of this Article.

                   SECTION 4.  No amendment to or repeal of these
provisions shall apply to or have any effect on the liability or alleged liability of any person for or with respect to any acts or omissions of such person occurring prior to such amendment.

                            ARTICLE XI

                         WAIVER OF NOTICE

                   Whenever any notice whatever is required to be given under the provisions of these by-laws or under the provisions of the Certificate of Incorporation or under the provisions of law, waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

                            ARTICLE XII

                   The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the words "Corporate Seal, Delaware". The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced otherwise.

                           ARTICLE XIII

                    SEVERABILITY OF PROVISIONS

                   If any provision of these by-laws, or the application thereof to any person or circumstances, is held invalid, the remainder of these by-laws, and the application of such provision to other persons or circumstances, shall not be affected thereby.

                            ARTICLE XIV

                            AMENDMENTS

                   These by-laws may be altered, amended or repealed and new by-laws may be adopted by the Board of Directors.